                                                                    Exhibit 99.2
                                                                    ------------

                        Text of Management's Presentation
                        ---------------------------------

BSB BANCORP, INC.
3/RD/ QUARTER CONFERENCE CALL SCRIPT
OCTOBER 19, 2001  11:00 AM ET

Larry G. Denniston

THANK YOU.

 .    GOOD MORNING AND WELCOME TO THE BSB BANCORP THIRD QUARTER 2001 EARNINGS
     CONFERENCE CALL

 .    WE APPRECIATE YOUR CONTINUING INTEREST AND PARTICIPATION

 .    HOWARD SHARP, BSB'S PRESIDENT AND CHIEF EXECUTIVE OFFICER, WILL OPEN THE
     PRESENTATION WITH A STRATEGIC OVERVIEW OF THE THIRD QUARTER AND

 .    REX DECKER, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WILL PROVIDE
     DETAIL AND ANALYSIS OF OUR THIRD QUARTER FINANCIAL RESULTS

 .    A QUESTION AND ANSWER SESSION WILL FOLLOW THE PREPARED REMARKS

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM ANY FORWARD-LOOKING INFORMATION DISCUSSED IN THIS CALL SINCE FORWARD-LOOKING INFORMATION MAY INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES.

FOR A DISCUSSION OF THE FACTORS THAT MIGHT CAUSE SUCH DIFFERENCES PLEASE REFER TO YESTERDAY'S RELEASE OR

BSB'S PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION WHICH ARE AVAILABLE ONLINE AT HTTP://WWW.SEC.GOV

We will now begin with President and Chief Executive Officer, Howard Sharp.

Howard Sharp

Thanks Larry.

Good morning and thanks for joining us.

Before we begin our review of third quarter results, I want to take a moment to offer our condolences to all those effected by the events related to September 11 especially our friends and associates at Keefe, Bruyette & Woods and Sandler, O'Neil. BSB was fortunate to have had two excellent analysts from KBW, Don Kauth and Marni Pont O'Doherty, follow our company over the years. Sadly, they remain missing. They were outstanding professionals in their field and we valued and enjoyed our association with them. Our best wishes go out to their families, friends and business associates.

DURING THE THIRD QUARTER:

 .    OUR PERFORMANCE WAS SOLID WITH NET INCOME OF $5.2 MILLION, AND

 .    BSB CONTINUED TO SHOW IMPROVEMENT IN MEETING A BROAD SET OF PERFORMANCE
     OBJECTIVES THAT HAS BEEN OUR FOCUS OVER THE PAST YEAR

THESE PERFORMANCE OBJECTIVES INCLUDE:

 .    IMPROVED COMMERCIAL CREDIT UNDERWRITING AND ADMINISTRATION

 .    IMPROVED ASSET QUALITY

 .    IMPROVED LIQUIDITY AND

 .    REDUCTION OF THE TOTAL LOAN PORTFOLIO - AND C&I LOANS IN PARTICULAR

 .    IN THE LAST 11 MONTHS WE HAVE MADE EXTENSIVE CHANGES TO THE WAY BSB
     UNDERWRITES AND ADMINISTERS COMMERCIAL LOANS AND DURING THE FIRST QUARTER 2001 WE CREATED A "SPECIAL ASSETS" UNIT CHARGED WITH LIQUIDATING SELECTED NON-PERFORMING AND OTHER TARGETED LOANS

 .    OUR NON-PERFORMING AND DELINQUENT LOAN TOTALS FOR THE QUARTER SUGGEST THAT
     WE ARE BEGINNING TO SEE THE RESULTS OF THOSE INITIATIVES

 .    REX WILL OFFER ADDITION DETAIL ABOUT THIS PROGRESS IN HIS REPORT

BUT I WOULD JUST BRIEFLY LIKE TO NOTE THE SIGNIFICANT PROGRESS WE HAVE MADE IN ADDRESSING ASSET QUALITY ISSUES IN RECENT QUARTERS

 .    DURING THE THIRD QUARTER NON-PERFORMING LOANS FELL TO JUST UNDER $44
     MILLION

 .    THIS IS A 18.6% REDUCTION FROM THE $54 MILLION LEVEL OF LAST QUARTER

 .    AT THE SAME TIME, OUR 30 DAY + PAST DUE LOANS DROPPED 17.8 %, TO
     APPROXIMATELY $28 MILLION, A $6 MILLION IMPROVEMENT OVER THE SECOND QUARTER LEVEL OF $34 MILLION

IN SEEKING TO REDUCE THE C&I LOAN PORTFOLIO, OUR PREMISE WAS THAT A DECREASE IN EARNING ASSETS COULD BE ACCOMPLISHED WITH LITTLE NEGATIVE EFFECT TO EARNINGS

 .    BECAUSE IT WOULD BE COUPLED WITH A CORRESPONDING DECREASE IN THE
     HIGHER-COST "WHOLESALE" FUNDING USED TO SUPPORT THE PAST C&I LOAN GROWTH

 .    BY THE END OF THE THIRD QUARTER, WE HAD REDUCED C&I LOANS BY APPROXIMATELY
     $212 MILLION - OR 20% - FROM THE YEAREND 2000 AMOUNT

 .    OVER THE SAME PERIOD WE HAVE REDUCED WWOLESALE FUNDING - "MONEYDESK" AND
     BROKERED DEPOSITS - BY APPROXIMATELY $178 MILLION.

 .    WHILE NO ONE COULD HAVE FORESEEN THE EVENTS OF THIS YEAR AND THE
     CORRESPONDING REDUCTIONS IN KEY INTEREST RATES

 .    THE FACT THAT OUR NET INTEREST MARGINS HAVE REMAINED STRONG - INCREASING BY
     12 BASIS POINTS DURING THAT SAME TIME - SUGGESTS THAT OUR STRATEGY WAS FUNDAMENTALLY SOUND

IN AUGUST THE BOARD OF DIRECTORS ANNOUNCED AN ADDITIONAL REPURCHASE OF APPROXIMATELY 500,000 SHARES OF BSB COMMON STOCK. THIS IS THE SECOND REPURCHASE PROGRAM IMPLEMENTED IN 2001.

THE BOARD ADOPTED THE REPURCHASE PROGRAM:

 .    BECAUSE WE CONTINUE TO CONSIDER BSB STOCK TO BE AN ATTRACTIVE INVESTMENT
     AND

 .    TO INCREASE THE EARNINGS PER SHARE OF THOSE SHARES THAT REMAIN OUTSTANDING.

BSB REMAINS A STRONG COMPETITOR WITHIN OUR PRIMARY MARKETS IN THE METRO SYRACUSE AND BINGHAMTON AREAS

 .    WE ARE FOCUSING OUR EXPANSION EFFORTS ON THESE AREAS WHERE WE BELIEVE THE
     OPPORTUNITY EXISTS TO ENLARGE OUR MARKET SHARE

 .    DURING THE SECOND QUARTER WE COMPLETED THE SALE OF A SMALL GROCERY STORE
     BRANCH LOCATED OUTSIDE OUR TARGETED MARKET AREA

 .    THIS MONTH WE ARE OPENING A NEW OFFICE IN FAYETTEVILLE, NEW YORK, A SUBURB
     OF SYRACUSE, AT A LOCATION ADJACENT TO A NEWLY ANNOUNCED MALL DEVELOPMENT.

IN THE LAST 11 MONTHS WE HAVE:

 .    SIGNIFICANTLY IMPROVED OUR PROCESSES

 .    MATERIALLY REDUCED OUR LEVEL OF NON-PERFORMING LOANS

 .    IMPROVED LIQUIDITY

 .    AND MADE SIGNIFICANT PROGRESS REPOSITIONING THE MAKE UP OF OUR LOAN
     PORTFOLIO

 .    THE EFFECTIVE EXECUTION OF THESE STRATEGIES IS REFLECTED IN OUR IMPROVING
     FINANCIAL POSITION AND RESULTS

WE LOOK FORWARD TO REPORTING ADDITIONAL PROGRESS DURING THE FOURTH QUARTER

NOW, REX DECKER, OUR CFO, WILL PROVIDE A DETAILED REVIEW AND ANALYSIS OF THIRD QUARTER FINANCIAL RESULTS.

REX.


Rexford C. Decker

     Thank You Howard, and Good Morning to everyone

AS WITH PRIOR CALLS I'LL BE DISCUSSING COMPARISONS BETWEEN THE CURRENT QUARTER AND PRIOR YEAR THIRD QUARTER AND THE LINKED SECOND QUARTER OF 2001

 .    WE CONTINUED TO STRENGTHEN OUR BALANCE SHEET AND IMPROVE OUR RISK PROFILE
     DURING THE THIRD QUARTER

 .    THE AVERAGE BALANCE OF COMMERCIAL LOANS DECLINED $104.6 MILLION OR 12.0%
     DURING THE QUARTER, AS WE CONTINUED TO REDUCE LOWER QUALITY COMMERCIAL CREDITS


 .    THIS DECLINING TREND WILL DISSIPATE AS WE COMPLETE PLANNED REDUCTIONS TO
     THE COMMERCIAL LOAN PORTFOLIO

 .    THE ALLOWANCE FOR POSSIBLE CREDIT LOSSES INCREASED FROM A BALANCE OF $55.2
     MILLION AT JUNE 30, 2001 TO $56.9 MILLION AT SEPTEMBER 30, 2001. THE SEPTEMBER 30, 2000 BALANCE WAS $41.8 MILLION

 .    OUR ALLOWANCE FOR POSSIBLE CREDIT LOSSES TO NON-PERFORMING LOANS RATIO WAS
     129.4% AT SEPTEMBER 30, 2001 COMPARED TO 102.1% AT JUNE 30, 2001

 .    THIS WAS ACCOMPLISHED WITH A QUARTERLY PROVISION OF $4.6 MILLION AND
     RECOVERIES ON PREVIOUSLY CHARGED-OFF LOANS OF APPROXIMATELY $961,000

 .    THIRD QUARTER CHARGE-OFFS WERE APPROXIMATELY $3.8 MILLION. THIS COMPARES TO
     CHARGE-OFFS OF $12.4 MILLION FOR THE SECOND QUARTER OF 2001 AND $9.9
     MILLION FOR THE THIRD QUARTER OF 2000

 .    LOANS 30 TO 89 DAYS PAST DUE DECLINED TO $27.9 MILLION AT SEPTEMBER 30,
     2001. THIS WAS LOWER THAN JUNE 30, 2001 LEVELS OF $33.9 MILLION AND SEPTEMBER 30, 2000 LEVELS OF $28.1 MILLION.

     The bank has added needed staff in all areas of credit administration and other areas within the lending functions.

         We are now seeing the expected results of these changes in lower non-performing loans, lower past due loans and greater recoveries of loans previously charged off.

     WE FEEL OUR STRUCTURAL CHANGES ARE WORKING

 .    RETAIL DEPOSIT AVERAGE BALANCES DECLINED $1.7 MILLION DURING THE QUARTER
     WITH THE LARGEST DECLINE - OF $4.1 MILLION - OCCURRING IN MONEYMARKET
     FUNDS.

 .    THE TOTAL AVERAGE BALANCE OF MONEYDESK DEPOSITS, NEGOTIABLE CD'S AND
     BROKERED CD'S DECLINED APPROXIMATELY $60 MILLION DURING THE THIRD QUARTER.

 .    THE AVERAGE BALANCE OF THOSE SAME DEPOSITS ARE DOWN APPROXIMATELY $184
     MILLION FROM SEPTEMBER 30, 2000.

 .    NET INTEREST INCOME WAS DOWN $358,000, FROM THE SECOND QUARTER OF THIS
     YEAR, ON A REDUCTION OF $81.4 MILLION IN AVERAGE EARNING ASSETS

 .    HOWEVER, OUR MARGIN IMPROVED BY 10 BASIS POINTS DURING THE QUARTER HELPING
     TO MITIGATE THE LOWER ASSET LEVELS

 .    AVERAGE EARNING ASSETS FOR THE QUARTER WERE DOWN $164.4 MILLION FROM THE
     THIRD QUARTER 2000 AND THE MARGIN WAS DOWN 15 BASIS POINTS FROM THAT SAME PERIOD

 .    THE CREDIT LOSS PROVISION FOR THIRD QUARTER 2001 WAS $4.6 MILLION,
     CONSISTENT WITH THE $4.5 MILLION PROVISION IN THE SECOND QUARTER OF 2001

 .    THIS IS SIGNIFICANTLY BELOW THE $17.2 MILLION PROVISION TAKEN IN THE THIRD
     QUARTER OF 2000

 .    NON-INTEREST INCOME CHANGED LITTLE FROM THE SECOND QUARTER OF 2001

 .    TWO NON-RECURRING ITEMS DID OCCUR DURING THE LAST TWO QUARTERS THAT
     INCREASED NON INTEREST INCOME TO HIGHER LEVELS THAN NORMAL. DURING THE SECOND QUARTER, WE SOLD OUR OSWEGO BRANCH REALIZING A PRETAX GAIN OF APPROXIMATELY $300,000

 .    IN THE THIRD QUARTER OF 2001, WE CONVERTED OUR TRUST REVENUES TO AN ACCRUAL
     BASIS, FROM THE TRADITIONAL CASH BASIS, ADDING $286,000 IN PRETAX INCOME TO THE QUARTER

 .    NON-INTEREST INCOME DECLINED $613,000 FROM THE THIRD QUARTER OF
     2000, WITH APPROXIMATELY $570,000 OF THE DECLINE RELATED TO OUR DECISION TO OUTSOURCE THE MERCHANT CREDIT CARD BUSINESS

 .    THE OUTSOURCING OF THIS LINE OF BUSINESS RESULTED IN DECLINES IN DIRECT
     OPERATING EXPENSES THAT WERE APPROXIMATELY $546,000

 .    THIRD QUARTER OPERATING EXPENSES DROPPED $82,000 FROM THE SECOND QUARTER OF
     2001 WITH NO SIGNIFICANT CHANGES IN ANY ONE AREA.

 .    TOTAL OPERATING EXPENSES FOR THE THIRD QUARTER OF 2001 WERE $1.9 MILLION
     LESS THAN THIRD QUARTER 2000, WHICH INCLUDED THE RECOGNITION OF $2 MILLION OF MERGER-RELATED EXPENSES

 .    THIRD QUARTER 2001 NET INCOME WAS $5.2 MILLION, OR $0.51 PER DILUTED SHARE,
     DOWN SLIGHTLY FROM THE SECOND QUARTER OF THIS YEAR

 .    THIS IS MAINLY A RESULT OF THE AVERAGE BALANCE OF EARNING ASSETS DECLINING
     $81.4 MILLION DURING THE THIRD QUARTER. THE THIRD QUARTER 2000 NET LOSS REFLECTED THE SIGNIFICANTLY HIGHER CREDIT LOSS PROVISION TAKEN DURING THAT PERIOD

THIS CONCLUDES MY COMMENTS AND WE WILL NOW OPEN THE CALL TO QUESTIONS.